UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) January 12, 2005



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



         STATE OF DELAWARE                  1-143           38-0572515
         -----------------                  -----           ----------
     (State or other jurisdiction of     (Commission     (I.R.S. Employer
     Incorporation or Organization)      File Number)   Identification No.)

     300 Renaissance Center,                              48265-3000
     Detroit, Michigan                                     (Zip Code)
     ----------------------------------------------------------------------
                    (Address of Principal Executive Offices)



        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.06  MATERIAL IMPAIRMENTS

With respect to Form 8-K, Item 2.06, Material Impairments:

(a) In connection with the preparation of General Motors Corporation's (GM) financial statements for the year ended December 31, 2004 and GM's 2005 budget and business plan process, GM reviewed the carrying value of its long-lived assets held and used, other than goodwill and intangible assets with indefinite lives. This review is performed using estimates of future cash flows. If the carrying value of a long-lived asset is considered impaired, an impairment charge is recorded for the amount by which the carrying value of the long-lived asset exceeds its fair value.
      As a result of this review, GM's management determined that charges for impairments of various assets were required as of December 31, 2004. These assets are:
        i.  GM's remaining investment in Fiat Auto S.p.A. (Fiat Auto); and
        ii. Assets primarily related to certain product lines.

(b)   The amounts of the impairments are:
        i. $220 million pre-tax ($136 million after tax) for GM's investment in Fiat Auto; and
        ii. $609 million pre-tax ($383 million after tax) for assets primarily related to certain product lines. Additional charges will be recognized in connection with previously announced actions with respect to GM's Baltimore, Maryland and Linden, New Jersey plants.

(c)   These impairments will not result in future cash expenditures.



                                      # # #



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  January 18, 2005              By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)